UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 23, 2013 (April 23, 2013)

Realogy Holdings Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-35674	20-8050955
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Realogy Group LLC

(Exact name of registrant as specified in its charter)

Delaware	333-179896	20-4381990
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

175 Park Avenue

Madison, NJ 07940

(Address of Principal Executive Offices) (Zip Code)

(973) 407-2000

(Registrant’s telephone number, including area code)

One Campus Drive

Parsippany, NJ 07054

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On April 23, 2013, Realogy Holdings Corp., a Delaware corporation, issued a press release announcing a private offering by Realogy Group LLC, its indirect, wholly-owned subsidiary and a Delaware limited liability company, of up to $450,000,000 aggregate principal amount of senior notes due 2016, subject to market and other conditions. A copy of this press release is filed herewith as Exhibit 99.1 and incorporated herein by reference.

The notes and the related guarantees have not been registered under the Securities Act of 1933, as amended, and may not be offered in the United States absent registration or an applicable exemption from registration requirements.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit

99.1	Press Release issued April 23, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Realogy Group LLC

By:	/s/ Anthony E. Hull
Name:	Anthony E. Hull
Title:	Executive Vice President, Chief Financial Officer and Treasurer

Realogy Holdings Corp.

By:	/s/ Anthony E. Hull
Name:	Anthony E. Hull
Title:	Executive Vice President, Chief Financial Officer and Treasurer

Date: April 23, 2013

INDEX TO EXHIBITS

Exhibit Number	Exhibit

99.1	Press Release issued April 23, 2013.